UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 22, 2005
                                                      ------------------

                           FRANKLIN ELECTRIC CO., INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INDIANA                    0-362            35-0827455
                -------                    -----            ----------
     (STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
             INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

             400 EAST SPRING STREET
                BLUFFTON, INDIANA                            46714
                ------------------                           -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                (260) 824-2900
                                 -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On September 22, 2005, Franklin Electric Co., Inc. announced that it has purchased an equity interest in Pioneer Pump, Inc. of Canby, Oregon, together with options to purchase substantially all of the remaining equity of Pioneer Pump, Inc. In addition, Franklin Electric acquired certain assets from Pioneer Pump, Inc. that expand the Company's large centrifugal pump offering. A copy of the press release issued by the Company in connection with this announcement is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS & EXHIBITS
c)  Exhibits
    99.1     Press Release dated September 22, 2005






                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date September 26, 2005          By /s/ Thomas J. Strupp
     ------------------             -------------------------------
                                    Thomas J. Strupp, Vice President,
                                    Chief Financial Officer and
                                    Secretary (Principal Financial
                                    and Accounting Officer)

                                Index to Exhibits

Exhibit
Number             Description
-------            -----------

  99.1             Press Release dated September 22, 2005

                                                                 Exhibit 99.1
Press Release
-------------


For Immediate Release                                   For Further Information
                                                    Refer to:  Thomas J. Strupp
                                                                   260/824-2900



FRANKLIN ELECTRIC ANNOUNCES AN INVESTMENT IN PIONEER
PUMP, INC. AND EXPANDS PUMP OFFERING


Bluffton, Indiana - September 22, 2005 - Franklin Electric Co., Inc. (NASDAQ:
FELE), the world's largest manufacturer of submersible electric motors and a global supplier of water pumping systems and fuel pumping systems announced today that it has purchased an equity interest in Pioneer Pump, Inc. of Canby, Oregon, together with options to purchase substantially all of the remaining equity of Pioneer Pump, Inc. In addition, Franklin Electric acquired certain assets from Pioneer Pump, Inc. that expand the Company's large centrifugal pump offering. Pioneer is a manufacturer and marketer of a complete line of centrifugal pumps for the agricultural, industrial, mining and municipal markets.

R. Scott Trumbull, Chairman and Chief Executive Officer of the Company, stated: "The investment in Pioneer Pump and certain of its assets will expand Franklin Electric's product offering to include a line of large centrifugal pumps. We believe the new product line will be well received by many of our customers. Under the agreement reached with Pioneer shareholders, Franklin Electric will introduce a complete line of large centrifugal pumps during the first quarter of 2006 as part of its Franklin Pump Systems, Inc. ("FPS") brand pump offering. The Company's 2006 market introduction of large pumps will also include a complete line of submersible turbine pumps for the agricultural and municipal water markets."

The Company paid for the Pioneer acquisition out of cash on hand. While the Company expects the acquisition to be accretive to earnings, given the size and timing of the transaction, the Company expects that the accretion in 2005 will be approximately one cent per share.

This investment reflects Franklin Electric's commitment to be the leader in fresh water pumping systems, to increase its profitability and growth through targeted acquisitions, and to increase overall pump market coverage and customer base.

Franklin Electric is a global leader in the production and marketing of groundwater and fuel pumping systems and is a technical leader in submersible motors, drives, controls, and monitoring devices.

                                   ########
"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Any forward looking statements contained herein involve risks and uncertainties, including but not limited to, general economic and currency conditions, various conditions specific to the Company's business and industry, market demand, competitive factors, changes in distribution channels, supply constraints, technology factors, litigation, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Securities and Exchange Commission filings. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements.